LOAN AGREEMENT

     THIS  AGREEMENT,  made and entered  into this       day of                ,
                                                   -----         --------------
1996, by and between UNITED RESOURCES, INC., an Oregon corporation,  hereinafter
called  "Lender";  and                         ,  doing  business  as  Thriftway
                        -----------------------
Division, jointly and severally, hereinafter called "Borrower."

                              W I T N E S S E T H :

     WHEREAS,  the Borrower has made application to the Lender for a loan in the
sum of                                 for the purpose of financing the purchase
       ------------------------------
of merchandise  inventory,  fixtures,  trade fixtures,  and equipment located at
                   , Portland, Multnomah County, Oregon.
-------------------

     NOW, THEREFORE, it is mutually agreed as follows:

     1. Loan.  Subject to the terms and conditions stated, the Lender shall loan
        ----
to the Borrower the total sum of                                 as evidenced by
                                 -------------------------------
Promissory Notes in the form of Exhibits A and B attached hereto.
                                ----------------

     Further,  Borrower shall execute a furniture,  fixture, and equipment lease
in the amount of                        , with Lender, simultaneously with these
                 -----------------------
documents.

     2.  Repayment.  Said loans are repayable in  accordance  with the terms and
         ---------
conditions of the Notes as the same may be revised or modified from time to time by Lender in its sole discretion.

     The Lender is expressly granted the right to call said Note, in whole or in part, upon 180 days' written notice to the Borrower.

     The monthly installment payments shall first be applied to the interest accrued on the full amount of the indebtedness and secondly upon the principal balance owing.

     3. Security. Payment of the Note shall be secured as follows:
        --------

          (a) A  Security  Agreement  in  substantially  the form of  Exhibit  C
                                                                      ----------
attached hereto, from the Borrower to the Lender, covering all of the present and hereafter acquired merchandise inventory, fixtures, trade fixtures, equipment, and proceeds therefrom of Borrower, located without limitation at
                         ,  Portland,  Multnomah  County,  Oregon,  or  used  in
-------------------------
connection with the business there located.

          (b) The Borrower shall obtain and maintain in full force and effect for the length of the loan an irrevocable collateral assignment to United Grocers, Inc. and/or its subsidiaries and/or its assignees on life policy(s) on
the lives of                                       for the  total  amount of the
              -----------------------------------
loan and equipment lease,                        .
                          -----------------------

          (c)  Inventory  at                             ,  Portland,  Multnomah
                              ---------------------------
County, Oregon, shall be maintained at all times at a level of not less than $625,000.00 cost to Borrower.

          (d) Guaranty, guaranteed by
                                      -----------------------------------------
and               , which is attached hereto,  marked as Exhibit E, and by this
    --------------
reference incorporated herein.

     4. Use of Proceeds.  The net proceeds of all sums loaned hereunder shall be
        ---------------
used by the Borrower to finance the purchase of merchandise inventory, trade fixtures, fixtures and equipment for that certain supermarket business operated
by the Borrower  located at                     ,  Portland,  Multnomah  County,
Oregon.                     --------------------

     5.  Conditions  Precedent.  The Lender  shall not be  obligated to lend any
         ---------------------
monies hereunder until it shall have received the following:

          (a) The Borrower  shall have tendered  delivery to Lender of the Notes
and   equipment   lease   described   in   Paragraph   1,   duly   executed   by
                     .
---------------------

          (b) The Borrower shall have given to the Lender a Security Agreement, as described in Paragraph 3(a), covering all present and hereafter acquired merchandise inventory, trade fixtures, fixtures, equipment, and proceeds
therefrom, located without limitation  at                  , Portland, Multnomah
                                          -----------------
County, Oregon, or used in connection with the business there located.

          (c) The Borrower shall have tendered delivery to the Lender within 30 days of the date of this Agreement a certificate(s) of life insurance to equal the amount of the loan, as described in Paragraph 3(b).

          (d) The Borrower shall have duly executed and given to the Lender an Oregon Uniform Commercial Code standard form Financing Statement (UCC 1) in the form of Exhibit D attached hereto.
        ---------

          (e) Guaranty in the form of Exhibit E, which is attached hereto and by
                                      ---------
this reference incorporated herein.

     6. Warranties. The Borrower represents and warrants as follows:
        ----------

          (a) All statements contained in the loan application and exhibits attached thereto heretofore submitted to the Lender are true, fairly and accurately represent the financial condition of the Borrower.

          (b) There are no actions, suits, or proceedings pending or, as far as the Borrower is advised, threatened against or affecting the Borrower, or either of them, before any court or administrative officer or agency which might result in any material adverse change in the business or property of Borrower or in the properties herein described as being owned by the Borrower.

LOAN AGREEMENT - 2

     7. Covenants.  So long as any part of the Note remains unpaid, the Borrower
        ---------
covenants as follows:

          (a) The Borrower will not assign, mortgage, or pledge any part of the assets of Borrower or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.

          (b) The Borrower shall furnish to Lender quarterly financial statements consisting of a balance sheet and an operating statement in a form
and by an accountant satisfactory to the Lender on                        .  See
                                                    ----------------------
default provision in paragraph 10(g).

          (c) The Lender, acting through its officers, agents, attorneys, and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of the Borrower at all reasonable times.

     8.  Insurance.  The Borrower  shall maintain  standard form fire,  extended
         ---------
coverage, vandalism and malicious mischief insurance, insuring the merchandise inventory, fixtures, trade fixtures and equipment at
                                     , Portland, Multnomah County, Oregon, to at
-------------------------------------
least the actual cash value, with loss payable clauses in favor of the Lender and its assignees.

     9.  Loan  Costs.  The  Borrower  agrees  to pay a loan  application  fee of
         -----------
$11,200.00, together with any and all costs incident to filing Uniform Commercial Code Financing Statements.

     10. Events of Default.  Upon  occurrence of any of the following  specified
         -----------------
events of default:

          (a) Any material representation or warranty made by the Borrower herein, or pursuant to, or in writing in connection with the making of this Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or

          (b) The Borrower shall default in the due and punctual payment of either principal or interest on the Note; or

          (c) The Borrower shall default in due performance or observance of any term, covenant, or agreement contained in Paragraphs 7, 8, and 9 of this Agreement; or

          (d) The Borrower shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ten (10) days after written notice to the Borrower from the holder of the Note; or

          (e) Any obligation of the Borrower for the payment of borrowed money is not paid when due, whether at any expressed due date or at any accelerated maturity; or

LOAN AGREEMENT - 3

          (f) The Borrower shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrower under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation law or statute of the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be instituted against the Borrower and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ten (10) days, or the Borrower by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrower, or of all or substantially all of the assets of the Borrower, or any such trustee or receiver shall not be discharged within the period of ninety (90) days after the appointment thereof;

          (g) In the event the financial statement as hereinafter defined is not received, a penalty will be assessed by increasing the interest rate being charged under this note by an additional 4.0 percent APR. Such penalty will continue to be assessed until the financial statements are received as required.

     THEN, and in any such event, if any such default shall then continue, the Lender may by written notice to the Borrower, addressed to it at its principal place of business or at such other address as the Borrower may hereafter designate to the Lender in writing, declare the principal and interest accrued on the Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrower agrees to pay reasonable attorneys' fees incurred in enforcing the Lender's rights and remedies after default under this Agreement, including any fees incurred on appeal.

     11. Waiver.  Neither the failure nor any delay on the part of the Lender to
         ------
exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof, or the exercise of any right, power or privilege.

     12. Benefit.  This Agreement shall be binding upon and inure to the benefit
         -------
of the Lender and its successors and assigns.

     13.  Construction.  This  agreement  shall be governed by and  construed in
          ------------
accordance with the laws of the State of Oregon.

LOAN AGREEMENT - 4

     IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.

            BORROWERS:
                          --------------
                          ---------------------------


                          By
                            --------------------------------------

                          By
                            --------------------------------------

            LENDER:       UNITED RESOURCES, INC.


                          By
                            --------------------------------------

LOAN AGREEMENT - 5

                            EXHIBITS TO THE LOAN AGREEMENT

                  Exhibit A:     Promissory Note - $250,000.00
                  Exhibit B:     Promissory Note - $400,000.00
                  Exhibit C:     Security Agreement
                  Exhibit D:     UCC Financing Statement
                  Exhibit E:     Guaranty

LOAN AGREEMENT - 6